Exhibit 99.2

Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; and (ix) future terrorist attacks.

AGENDA Fourth Quarter and Year Ended December 31, 2003 Financial Highlights Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2004 Expectations Q&A

Fourth Quarter Highlights For the Three Months % Ended December 31, Increase 2003 2002 (Decrease) Net Operating Income ........................................ $21.1 $13.8 52.9% A-T Realized Investment Gains (Losses)................... $1.3 $(0.3) Net Income....................................................... $22.4 $13.5 65.9% Diluted Operating Earnings Per Share................... $0.92 $0.62 48.4% A-T Realized Investment Gains (Losses) Per Share... $0.06 $(0.01) Diluted Earnings Per Share.................................. $0.98 $0.61 60.7% Net Loss and Loss Adjustment Expense Ratio.......... 60.6% 59.9% Acquisition and Underwriting Expense Ratio.......... 26.9% 30.8% Combined Ratio 87.5% 90.7% (in millions, except per share data)

Fourth Quarter Events A $5.8 million pretax charge ($0.16 after tax diluted loss per share) to increase gross and net reserves for loss and loss adjustment expenses for Firstar residual value policies from $21.7 to $27.5 million resulting from the previously announced settlement of the Firstar litigation. A $7.5 million pretax charge ($0.21 after tax diluted loss per share) to increase net reserves for loss and loss adjustment expenses primarily for claims made professional liability and commercial automobile lines of business in prior accident years. A $7.5 million pretax benefit ($0.21 after tax diluted earnings per share) on the 2003 accident year quota share reinsurance agreement due to favorable 2003 accident year loss ratio results. Financial results for the fourth quarter of 2003 included:

Years Ended Highlights For the Years % Ended December 31, Increase 2003 2002 (Decrease) Net Operating Income ....................................... $59.8 $38.2 56.5% A-T Realized Investment Gains (Losses)................... $0.5 $(2.2) Net Income....................................................... $60.3 $36.0 67.5% Diluted Operating Earnings Per Share.................... $2.64 $1.71 54.4% A-T Realized Investment Gains (Losses) Per Share... $0.02 $(0.09) Diluted Earnings Per Share.................................. $2.66 $1.62 64.2% Net Loss and Loss Adjustment Expense Ratio......... 62.8% 63.5% Acquisition and Underwriting Expense Ratio.......... 28.5% 30.8% Combined Ratio................................................ 91.3% 94.3% (in millions, except per share data)

Years Ended Highlights As of December 31, % 2003 2002 Increase Total Shareholders' Equity .......................... $543.7 $477.8 13.8% Book Value per Share.................................. $24.71 $21.85 13.1% Return on Shareholders' Equity.................... 12.8% 9.2% 39.1% Net Cash Provided by Operations................. $298.5 $205.0 45.6% Shares Outstanding.................................... 22,007,552 21,868,877 0.6% (in millions, except share and per share data)

4th Quarter 2003 Gross Written Premiums by Segment For the Three Months Ended December 31, % 2003 2002 Increase Segment Commercial Lines ............................. $162.5 $113.2 43.5% Specialty Lines.................................. 34.3 27.5 24.7% Personal Lines.................................... 18.6 15.3 21.6% Total.............................................. $215.4 $156.0 38.0% (in millions)

For the Years Ended December 31, % 2003 2002 Increase Segment Commercial Lines ............................. $662.3 $473.0 40.0% Specialty Lines.................................. 154.1 110.2 39.9% Personal Lines.................................... 89.6 80.5 11.3% Total.............................................. $906.0 $663.7 36.5% (in millions) Year 2003 Gross Written Premiums by Segment

Commercial Lines Segment 73.1% of 2003 GWP 75% 3 to 5 year growth potential Gross Written Premiums 1998 1999 2000 2001 2002 2003 Commercial Auto 85.7 89.4 81.6 85 71.7 76.1 Commercial Package 79.1 90 136.6 207.8 364.6 535.6 Specialty Property 1.1 21.6 21.3 23.2 36.7 50.6 $165.9 $201.0 $239.5 $316.0 4 Year CAGR 23.7% 5 Year CAGR 46.6% 5 Year CAGR -2.4% (in millions) $662.3 $473.0

Specialty Lines Segment 1998 1999 2000 2001 2002 2003 30.4 48.5 68.2 79.3 110.2 154.1 17.0% of 2003 GWP 75% 3 to 5 year growth potential CAGR 1998-2003 = 38.4% Gross Written Premiums (Professional Liability) (in millions)

Gross Written Premiums 1999 2000 2001 2002 2003 Manufactured Housing 17.3 37.2 40.2 38.4 52.4 Flood 5.3 10 13.4 15.9 20.1 Homeowners 2.8 7 24.7 26.2 17.1 $54.2 $78.3 9.9% of 2003 GWP 50% 3 to 5 year growth potential Personal Lines $25.4 4 year CAGR 57.2% 4 year CAGR 39.6% 4 year CAGR 31.9% (in millions) $80.5 $89.6

Gov't. 0.3 Corp. Bonds 11.6 Common Stock 6.3 All Other 1.3 Cash Equivalents 5.5 Municpal Bonds 39.4 CMO 4.3 MBS 13.1 Other Structured Securities 14.3 Agency Bonds 3.9 High Quality Investment Portfolio Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of December 31, 2003 Portfolio market value - $1,240.5mm Fixed income securities Average lowest rating AA+ Portfolio duration 4.0 years 4.9% taxable equivalent yield Quality long-term growth stocks 5.5% 14.3% 39.4% 6.3% All Other 1.3% 3.9% Agency Bonds 11.6% MBS Government Bonds 0.3% 4.3% 13.1% CMO Other Structured Securities

Net Investment Income 1999 2000 2001 2002 2003 20.7 25.8 32.4 37.5 38.8 (in millions) 4 Year CAGR: 17.0% Effective Tax Rate 25.7% 27.0% 30.1% 28.3% 23.4%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 95.1% Specialty Lines - 94.3% Personal Lines - 94.0% Price Increases Commercial Lines - 3.0% (Q/Q); 4.3% (Y/Y) Specialty Lines - 5.0% (Q/Q); 10.2% (Y/Y) Personal Lines - 12.4% (Q/Q); 9.4% (Y/Y) New Business Growth (Count), excluding Personal Lines 4Q: 02 - 5,189 4Q: 03 - 6,289 21.2% increase YTD: 02 - 20,758 YTD: 03 - 26,313 26.8% increase

Selected Operating Statistics Preferred Agents Total GWP Growth - $85.0 million (Y/Y); 60.0% increase Renewal Retention (Quoted) - 88.8% New Business 2003 - $56.2 million GWP; 27.8% increase Employee Statistics Totals 12/31/03 881 24.3% increase 12/31/02 709 Total GWP Per Employee 2003 vs. 2002 2003 $1.0 million 11.0% increase 2002 $0.9 million

Drivers of Future Growth National presence - 36 offices / Mixed marketing New product offerings Disruption in the industry Insolvencies ? Rating downgrades ? Mergers Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 20% premium growth

2004 Expectations 2004 Projected EPS Range: $4.15 - $4.35 Organic premium growth - 15% to 25% Moderation in price increases Reinsurance costs - slight increases Renewal retention levels consistent with 2003 Investment environment comparable to 2003 - interest rates and equity market Committed to profitable growth - Combined ratio in mid 80's

Philadelphia Consolidated Holding Corp. Founded 1962